Exhibit 10.78

Execution Version

FOURTH AMENDMENT TO THE COMMON TERMS AGREEMENT AND SECOND

AMENDMENT TO THE CREDIT FACILITY AGREEMENT

This FOURTH AMENDMENT TO THE COMMON TERMS AGREEMENT AND SECOND AMENDMENT TO THE CREDIT FACILITY AGREEMENT (this “Amendment”), dated as of October 12, 2022 (the “Effective Date”), is in respect of (a) the Common Terms Agreement, dated as of August 19, 2019, by and among Venture Global Calcasieu Pass, LLC, a Delaware limited liability company (the “Borrower”), TransCameron Pipeline, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Mizuho Bank, Ltd., as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”), as amended by that certain Consent and Amendment to the Common Terms Agreement and Consent to the Credit Facility Agreement, dated as of December 28, 2020, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent, that certain Second Amendment to the Common Terms Agreement and Consent to the Credit Facility Agreement, dated as of January 26, 2021, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent, and that certain Third Amendment to the Common Terms Agreement, First Amendment to the Common Security and Account Agreement and Consent to the Credit Facility Agreement, dated as of May 25, 2022, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, Mizuho Bank (USA), as Collateral Agent (in such capacity, the “Collateral Agent”) and Intercreditor Agent (as so amended and as may be amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”) and (b) the Credit Facility Agreement, dated as of August 19, 2019, by and among the Borrower, the Guarantor, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, the Credit Facility Agent, and solely for purposes of Section 3.06 thereof, the Collateral Agent, as amended by that certain Consent and Amendment to Credit Facility Agreement, dated as of September 30, 2021, by and among the Borrower, the Guarantor, Calcasieu Pass Pledgor, LLC, as pledgor, the Credit Facility Agent and the Incremental Lender/Issuing Banks party thereto (as so amended and as may be amended, amended and restated, modified or supplemented from time to time, the “Credit Facility Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement, or if not defined therein, the Credit Facility Agreement. For all purposes of this Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

WHEREAS, the Borrower has requested that the Credit Facility Lenders under the Credit Facility Agreement (collectively, the “Lenders” and each individually, a “Lender”), the Credit Facility Agent and the Intercreditor Agent consent and agree, and the Lenders constituting the Required Lenders, the Credit Facility Agent and the Intercreditor Agent are willing to consent and agree, to amend the Commons Terms Agreement and the Credit Facility Agreement, as applicable, on the terms and conditions set forth herein and in accordance with Section 23.15 of the Commons Terms Agreement, Section 4 of the Intercreditor Agreement, and Section 11.01 of the Credit Facility Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Consents and Amendments.

1.1 Consents and Amendments to Common Terms Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree to amend the Common Terms Agreement as follows:

(a) The definition of “Date Certain” in Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Terms Agreement shall be amended and restated in its entirety as follows:

““Date Certain” means September 27, 2023 provided that if, on or prior to September 27, 2023, the Borrower certifies to the Intercreditor Agent (and the Independent Engineer reasonably concurs with such certification in writing) that (i) the only remaining condition to the Project Completion Date as of the date of delivery of such certification, other than conditions that can only be satisfied on the Project Completion Date, is the condition specified in Section 14.1(c)(iii) (Conditions to Occurrence of the Project Completion Date – Physical Completion Certificate) and (ii) the Lenders’ Reliability Test has commenced in accordance with the procedures specified in Section 12.11 (Witnessing Performance Tests and Lenders’ Reliability Tests; Settlement of Liquidated Damages) and is reasonably expected to be completed on or prior to December 27, 2023, then for all purposes under this Agreement the “Date Certain” means December 27, 2023.”

(b) Section 14.1(d) (Conditions to Occurrence of the Project Completion Date) of the Common Terms Agreement shall be amended and restated in its entirety as follows:

“(d) Commercial Operation Date

Receipt by the Intercreditor Agent of a duly executed certificate of the Borrower certifying that the Commercial Operation Date under each of the Required LNG SPAs then in effect has timely occurred.”

1.2 Consent and Amendment to Credit Facility Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, the Credit Facility Agent (at the direction of Required Lenders) hereby consents and agrees to amend the Credit Facility Agreement as follows:

(a) Section 2.02(a)(i) (Term Loan Availability) of the Credit Facility Agreement shall be amended by replacing the words “the Date Certain” with “March 31, 2023”.

(b) Section 4.01(b)(ii) (Repayment of Term Loans) of the Credit Facility Agreement shall be amended and restated in its entirety as follows:

“(ii) March 31, 2023.”

Section 2. Effectiveness. This Amendment shall become effective as of the date hereof subject to satisfaction of the following conditions precedent:

2.1 delivery of executed counterparts of this Amendment by each of (i) the Borrower, (ii) the Guarantor, (iii) the Intercreditor Agent, (iv) the Credit Facility Agent (who constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)) and (v) Lenders constituting the Required Lenders under the Credit Facility Agreement;

2.2 the Intercreditor Agent and the Credit Facility Agent shall have received an updated Construction Budget and Schedule;

2.3 the Intercreditor Agent and the Credit Facility Agent shall have received a certificate from the Borrower certifying that:

(a) since the last delivery by the Independent Engineer of the monthly construction report as provided by Section 10.4 (Construction Reports) of the Common Terms Agreement, the Borrower has not become aware of any event or circumstance the occurrence of which could reasonably be expected to (i) increase the total Project Costs materially above those set forth in the Construction Budget and Schedule (as updated pursuant to Section 2.2), or (ii) have a Material Adverse Effect;

(b)

(i) the sum of (A) amounts on deposit in the Contingency Reserve Account, (B) amounts on deposit in the Construction Account, (C) amounts on deposit in the Pre-Completion Revenues Account, and (D) the amounts of any committed, but undrawn, Senior Debt Commitment available to the Borrower equals or exceeds

(ii) the amount of funds that are, as of the date hereof, reasonably required to achieve the Project Completion Date (excluding any amounts required to be funded in the Senior Facilities Debt Service Reserve Account and each other Additional Debt Service Reserve Account (if any) (or, if the Senior Facilities Debt Service Reserve Account or any such Additional Debt Service Reserve Account is not yet required to be funded, the amount that will be required to be funded therein on the first date on which such account is required to be funded)) by the Date Certain (as amended by this Amendment) (such amount in this clause (ii), the “Required Completion Amount”);

(c) the Borrower reasonably believes that Project Completion Date shall occur on or prior to the Date Certain (as amended by this Amendment).

2.4 the Borrower has delivered to the Intercreditor Agent a certification from the Independent Engineer confirming (a) that it reasonably expects the Project Completion Date to be achieved by the Date Certain (as amended by this Amendment) and (b) the Obligors have funds equal to or in excess of the Required Completion Amount.

Section 3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent and Intercreditor Agent that:

3.1 upon the effectiveness of the consents and amendments set forth in Section 1, no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Amendment; and

3.2 upon the effectiveness of the consents and amendments set forth in Section 1, each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which are true and correct in all respects on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which were made only on the Closing Date.

Section 4. Finance Document. This Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement. Each of the parties hereto agree that (i) each reference to “Common Terms Agreement” in each Finance Document, including the Intercreditor Agreement and the Credit Facility Agreement, shall refer to the Common Terms Agreement as amended hereby and (ii) each reference to “Credit Facility Agreement” in each Finance Document, including the Intercreditor Agreement and the Common Terms Agreement, shall refer to the Credit Facility Agreement as amended hereby.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

Section 6. Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit; Amendment. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.

Section 8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Amendment apply to any other matters.

Section 10. E-Signature. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any legal requirements, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11. Direction to Credit Facility Agent and Intercreditor Agent.

11.1 By their signature below, each of the undersigned Credit Facility Lenders (collectively constituting the Required Lenders) instructs the Credit Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment.

11.2 Based on the instructions above, the Credit Facility Agent, constituting the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to execute this Amendment.

[Remainder of the page left intentionally blank.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL CALCASIEU PASS, LLC, as the Borrower

By:	/s/ Jonathan W. Thayer
Name: Jonathan W. Thayer
Title: Chief Financial Officer

TRANSCAMERON PIPELINE, LLC, as the Guarantor

By:	/s/ Jonathan W. Thayer
Name: Jonathan W. Thayer
Title: Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Intercreditor Agent

By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Credit Facility Agent

By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Director

By:	/s/ Frederic Bouley
Name: Frederic Bouley
Title: Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By:	/s/ Daniel S. Kostman
Name: Daniel S. Kostman
Title: ED

By:	/s/ Erika Wershoven
Name: Erika Wershoven
Title: Executive Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

Bank Gospodarstwa Krajowego, as Lender

By:	/s/ Karol Cecot
Name: Karol Cecot
Title: Proxy

By:	/s/ Sylwia Sieminska
Name: Sylvia Sieminska
Title: Proxy

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

BANK OF AMERICA, N.A., as Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

BASISGV/PX (INVESTMENTS) LTD., as Lender

By:	/s/ Laurie Harding
Name: Laurie Harding
Title: Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender

By:	/s/ Kareem Hartl
Name: Kareem Hartl
Title: Vice President

By:	/s/ Guss Hobbs
Name: Guss Hobbs
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

CAIXABANK, S.A., as Lender

By:	/s/ Maria Luisa Cobos
Name: Maria Luisa Cobos
Title: Director

By:	/s/ Berta Guadalupe Egaña
Name: Berta Guadalupe Egaña
Title: Assistant Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

DZ BANK AG DEUTSCHE ZENTRAL- GENOSSENSCHAFTSBANK, NEW YORK BRANCH, as Lender

By:	/s/ Glenn R. Patterson
Name: Glenn R. Patterson
Title: Director

By:	/s/ Zhao Liang Deng
Name: Zhao Liang Deng
Title: Assistant Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

Federated Hermes Project and Trade Finance Master Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

Federated Hermes Project and Trade Finance Tender Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

FIRST-CITIZENS BANK & TRUST COMPANY, as Lender

By:	/s/ Stephen Norcross
Name: Stephen Norcross
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

FIRSTBANK PUERTO RICO d/n/a FIRSTBANK FLORIDA, as Lender

By:	/s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: SVP, Corporate Banking Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

Goldman Sachs Bank USA, as Lender

By:	/s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

INDUSTRIAL AND COMMERICAL BANK OF CHINA LIMITED, NEW YOK BRANCH, as Lender

By:	/s/ Lin (Allan) Sun
Name: Lin (Allan) Sun
Title: Head of Project and Infrastructure Finance

By:	/s/ Stefano Di Genua
Name: Stefano Di Genua
Title: VP - Project and Infrastructure Finance

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

ING CAPITAL LLC, as Lender

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By:	/s/ Benjamin Velazquez
Name: Benjamin Velazquez
Title: Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

JPMORGAN CHASE BANK N.A., as Lender

By:	/s/ Arina Mavilian
Name: Arina Mavilian
Title: Executive Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

KFW IPEX-BANK GMBH, as Lender

By:	/s/ Michael Noil
Name: Michael Noil
Title: Vice President

By:	/s/ Dorothee Schwenk
Name: Dorothee Schwenk
Title: Ass. Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH, as Lender

By:	/s/ Oliver Langel
Name: Oliver Langel
Title: Director

By:	/s/ Michael Thier
Name: Michael Thier
Title: Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Lender

By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

MUNICH REINSURANCE AMERICA, INC., as Lender

By:	/s/ Oliver J. Horbelt
Name: Oliver J. Horbelt
Title: SVP and Chief Financial Officer

By:	/s/ Ganesh Narayan
Name: Ganesh Narayan
Title: Vice President & Controller

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

NATIONAL BANK OF CANADA, as Lender

By:	/s/ Andrew Nguyen
Name: Andrew Nguyen
Title: Authorized Signatory

By:	/s/ John Hunt
Name: John Hunt
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Lender

By:	/s/ David B Martens
Name: David B Martens
Title: Managing Director

By:	/s/ John Sickler III
Name: John Sickler III
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR NATWEST GROUP PENSION FUND (AA SECTION), as Lender

By:	/s/ Cameron Price
Name: Cameron Price
Title: Authorised Signatory

By:	/s/ Nick Cleary
Name: Nick Cleary
Title: Authorised Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR NATWEST GROUP PENSION FUND (MAIN FUND SECTION), as Lender

By:	/s/ Cameron Price
Name: Cameron Price
Title: Authorised Signatory

By:	/s/ Nick Cleary
Name: Nick Cleary
Title: Authorised Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Lender

By:	/s/ Vinod Mukani
Name: Vinod Mukani
Title: Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

Project and Trade Finance Core Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

RAYMOND JAMES BANK, as Lender

By:	/s/ Robert F. Moyle
Name: Robert F. Moyle
Title: Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

RIN II Ltd. RIN III Ltd. RIN IV Ltd. RIN V Ltd. RIN VI Ltd., as Lender

By:	/s/ Joshua Mintz
Name: Joshua Mintz
Title: Authorized Signatory

By:	/s/ Cameron Berns
Name: Cameron Berns
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

ROYAL BANK OF CANADA, as Lender

By:	/s/ Michael Sharp
Name: Michael Sharp
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

SPT INFRASTRUCTURE FINANCE SUB-4 LLC, as Lender

By:	/s/ Sean Musdock
Name: Sean Musdock
Title: Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Brian T. Caldwell
Name: Brian T. Caldwell
Title: Brian T. Caldwell

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA

Acknowledged and agreed as of the first date set forth above.

BANCO DE SABADELL, S.A., MIAMI BRANCH, as Lender

By:	/s/ Ignacio Alcaraz
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas

SIGNATURE PAGE TO FOURTH AMENDMENT TO THE CTA AND SECOND

AMENDMENT TO THE CFA